Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

General. On December 31, 2014, we simplified our structure and as a result we became a division of a corporation subject to federal and state income taxes. Prior to December 31, 2014, we were a limited liability company treated as a partnership for federal and state income tax purposes. During that time, our Brazil operations were subject to foreign income taxes; however, these have been reclassified as discontinued operations. See Note 2 for further discussion of discontinued operations.
Our taxable income or loss is included in our parent's (EP Energy Corporation) U.S. federal and certain state returns. EP Energy Corporation pays all consolidated U.S. federal and state income tax directly to the appropriate taxing jurisdictions. We record income taxes on a separate return basis in our financial statements as if we had filed separate income tax returns under our existing structure. In certain states, we also file and pay directly to the state taxing authorities.

Effective Tax Rate. Interim period income taxes are computed by applying an anticipated annual effective tax rate to year-to-date income or loss, except for significant unusual or infrequently occurring items, which are recorded in the period in which they occur. Changes in tax laws or rates are recorded in the period they are enacted. For the quarter ended March 31, 2015, our effective tax rate was relatively consistent with the statutory rate. Our effective tax rate is primarily impacted by the effects of state income taxes (net of federal income tax effects) and non-deductible compensation expense.

3.  Income Taxes

General.  On December 31, 2014, we simplified our structure and as a result we became a division of a corporation subject to federal and state income taxes.  Upon the change in tax status, we recorded deferred income tax expense of $1,121 million as a result of recording net deferred tax liabilities for initial temporary differences at that date.  No current tax liability or expense was incurred as of the date of the change in status.  From May 25, 2012, until December 31, 2014, we were a limited liability company treated as a partnership for federal and state income tax purposes. During that time, our Brazil operations continued to be subject to foreign income taxes; however, amounts related to Brazil have been reclassified in all periods as discontinued operations (see Note 2).

Pretax Income (Loss) and Income Tax Expense (Benefit). The tables below show the pretax income (loss) from continuing operations and the components of income tax expense (benefit) from continuing operations for the following periods:

	Successor			Predecessor
	Year ended December 31, 2014	Year ended December 31, 2013	March 23 (inception) to December 31, 2012	January 1 to May 24, 2012
		(in millions)
Pretax Income (Loss)
U.S.	$1,262	$42	$(305)	$384
Foreign	—	—	—	(63)
	$1,262	$42	$(305)	$321

Components of Income Tax Expense (Benefit)
Current
Federal	$—	$—	$—	$(62)
State	—	—	—	(3)
	—	—	—	(65)

Deferred
Federal	1,072	—	—	188
State	49	—	—	11
	1,121	—	—	199
Total income tax expense	$1,121	$—	$—	$134

Effective Tax Rate Reconciliation.  Income taxes included in net income differs from the amount computed by applying the statutory federal income tax rate of 35% for the following reasons for the following periods:

	Successor			Predecessor
	Year ended December 31, 2014	Year ended December 31, 2013	March 23 (inception) to December 31, 2012	January 1 to May 24, 2012
		(in millions)
Income taxes at the statutory federal rate of 35%	$442	$15	$(107)	$112
Increase (decrease)
State income taxes, net of federal income tax effect	—	—	—	5
Partnership earnings not subject to tax	(442)	(15)	107	—
Earnings from unconsolidated affiliates where we received or will receive dividends	—	—	—	(2)
Foreign income taxed at different rates	—	—	—	22
Change of entity tax status	1,121	—	—	—
Other	—	—	—	(3)
Income tax expense	$1,121	$—	$—	$134

The effective tax rate for the year ended December 31, 2014 was significantly higher than the statutory rate due to recording deferred income tax expense associated with recording initial net deferred tax liabilities upon our change in tax status.  Prior to December 31, 2014, our earnings were not subject to federal and state income tax as we were a limited liability company treated as a partnership.  The effective tax rate for both the year ended December 31, 2013 and the period from March 23 (inception) to December 31, 2012 was significantly lower than the statutory rate as we were a limited liability company, treated as a partnership for federal and state income tax purposes, with income tax liabilities and/or benefits of the Company passed through to our members.  The effective tax rate for the predecessor period from January 1, 2012 to May 24, 2012 was significantly higher than the statutory rate primarily due to the impact of an Egyptian non-cash charge without a corresponding tax benefit.

Deferred Tax Assets and Liabilities. The change in tax status required the recognition of a deferred tax asset or liability for the initial temporary differences at the time of the change in status on December 31, 2014. The following are the components of net deferred tax assets and liabilities:

December 31, 2014
(in millions)

Deferred tax assets
Employee benefits	$1
Legal and other reserves	5
Asset retirement obligations	15
Transaction costs	20
Total deferred tax assets	$41
Deferred tax liabilities
Property, plant and equipment	$794
Financial derivatives	367
Total deferred tax liabilities	1,161
Net deferred tax liabilities	$1,120

Unrecognized Tax Benefits. We are currently not under any U.S. or state income tax audits; however, the 2013 and 2014 tax years remain open to examination.  Furthermore, pursuant to the Acquisition agreement, KMI indemnified us for any U.S. or state liability due to most of our entities having been members of the El Paso federal and state returns for any adjustments through the Acquisition date. As of December 31, 2014 there were no unrecognized tax benefits as income taxes in our financial statements in continuing operations.  We did not recognize any interest and penalties related to unrecognized tax benefits (classified as income taxes in our consolidated income statements) in 2014 or 2013, nor do we have any accrued interest and penalties in our consolidated balance sheet as of December 31, 2014 and December 31, 2013.

Valuation Allowances.  The realization of our deferred tax assets depends on recognition of sufficient future taxable income in specific tax jurisdictions during periods in which those temporary differences are deductible. Valuation allowances are established when necessary to reduce deferred income tax assets to the amounts we believe are more likely than not to be recovered. As of December 31, 2014, we had no valuation allowances recorded on our deferred tax assets.